Exhibit 32.1


                   Globalwise Investments, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, Donald R. Mayer, Principal Executive and Financial Officer of Globalwise Investments, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     . the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2003, fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     . the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: October 29, 2003
                                   /s/ Donald R. Mayer
                                   _________________________________________
                                   Donald R. Mayer
                                   Principal Executive and Financial Officer